Assets Held for Sale	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Assets Held for Sale
6.	Assets Held for Sale

Assets held for sale of $7.5 million as of September 30, 2013 is comprised of the net book value of two land rigs and related inventory located in Kazakhstan, one barge rig and related inventory located in Mexico, and a building located in Tulsa, OK. Subsequent to placing the barge rig and inventory located in Mexico into assets held for sale, management determined that the carrying value of the assets would not be recovered through the sale of the assets. Therefore, during the third quarter of 2013 we recorded a non-cash charge of $0.9 million to write-down the value of the assets to estimated scrap value. The barge rig was in the Latin America rig fleet and has historically been included in the international drilling segment. We believe the carrying amount of the assets held for sale as of September 30, 2013 will be recoverable through sale of the assets. On October 8, 2013 we completed the sale of the building located in Tulsa, OK. As a result of the completed sale, during the 2013 third quarter, we reversed a reserve previously recorded against the carrying value of the asset. We will recognize a gain of $0.1 million on the transaction during the 2013 fourth quarter.

During the 2013 second quarter, for three rigs which had previously been recorded as assets held for sale as of December 31, 2010, management concluded the current facts and circumstances underlying the sale indicate it is no longer probable that a sale will be consummated within a reasonable time period. As a result, we reclassified these assets to assets held and used. The assets were reclassified at their carrying amount before the assets were classified as held for sale, adjusted for depreciation expense that would have been recognized had the assets been continuously classified as held and used. We believe the updated carrying value approximates the market value for these assets. The amount of additional depreciation recorded during the quarter ended June 30, 2013 to place the assets in held and used category was $0.7 million.

Note 4 — Assets Held for Sale

Assets held for sale of $11.6 million as of December 31, 2012 was comprised of the net book value of five land rigs and related inventory. For three rigs comprising $5.3 million of the assets held for sale balance, we have received $1.6 million in down payment and deposits on these assets and associated inventories. The sale of these assets is expected to be finalized in 2013. Prior to being classified as assets held for sale, these assets were included in the International Drilling segment. We expect the carrying amount of the assets, less costs to sell, will be fully recoverable through sale of the assets.

Additionally, during the third quarter of 2012, we determined that two of our rigs located in Kazakhstan met the criteria for classification as assets held for sale. As of September 30, 2012, we reclassified the $6.4 million net book value of these assets and associated inventories to assets held for sale. Prior to being classified as assets held for sale, these assets were included in the International Drilling segment. We expect the carrying amount of the assets, less costs to sell, will be fully recoverable through sale of the assets.